WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.

     The undersigned, being the Board of Directors of NEW MILLENNIUM MEDIA INTERNATIONAL, INC., a Colorado corporation (the "Corporation"), hereby adopt the following resolutions pursuant to the Colorado Business Corporation Act:

     WHEREAS, the Board of Directors of the Corporation authorized the formation of a Compensation Committee, as permitted by the Bylaws of the Corporation; and

     WHEREAS; the Compensation Committee has submitted the 2000 Stock Option Plan (the "Plan"), dated June 26th, 2000 for approval by the Board of Directors in the form attached hereto as Exhibit "A"; and

     WHEREAS, the Board of Directors of the Company deems it to be in the best interests of the Corporation to adopt the 2000 Stock Option Plan, which provides for the issuance of up 3,000,000 shares of the Common Stock of the Corporation.

     BE IT RESOLVED that the Corporation reserve from the authorized but unissued shares of the Common Stock of the Corporation a total of up to 3,000,000 shares of Common Stock for exercise of stock options granted pursuant to the Plan; and

     BE IT RESOLVED, that the Board of Directors recommend that the Shareholders of the Corporation adopt the form of the Plan attached hereto as Exhibit "A"; and be it

     FURTHER RESOLVED, that the proper officers of the Corporation are hereby authorized and directed to do any and all such further acts and things as, in their judgment, are necessary or appropriate to carry out the purposes and intent of the foregoing resolution.

     The undersigned hereby execute this Written Consent, deemed effective as of June 26th, 2000.

Dated:  6/26/00
       -------------                    ------------------------------------
                                        Gerald C. Parker, Director

Dated:  6/26/00
       -------------                    ------------------------------------
                                        John Thatch, Director

Dated:  6/26/00
       -------------                    ------------------------------------
                                        Andrew M. Badolato, Director

Dated:  6/26/00
       -------------                    ------------------------------------
                                        Tony Gomes, Director

                                 WRITTEN CONSENT
                      OF A MAJORITY OF THE SHAREHOLDERS OF
                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.

     The undersigned, a majority of the holders, entitled to vote, of the outstanding Common Stock of NEW MILLENNIUM MEDIA INTERNATIONAL, INC., a Colorado corporation (the "Corporation"), hereby adopt the following resolutions pursuant to the Colorado Business Corporation Act:

     WHEREAS, the Board of Directors of the Company deem it to be in the best interests of the Corporation to adopt the form of the New Millennium Media International, Inc. 2000 Option Plan (the "Plan") attached hereto, which provides for the issuance of up 3,000,000 shares of the Common Stock of the Corporation; and

     WHEREAS, the Board of Directors of the Corporation have recommended that the Shareholders of the Corporation approve the Plan in the form attached hereto as Exhibit "A".

     BE IT RESOLVED, that the Corporation adopt the form of the Plan attached hereto as Exhibit "A"; and

     BE IT RESOLVED that the Corporation reserve from the authorized but unissued shares of the Common Stock of the Corporation a total of up to 3,000,000 shares of Common Stock for exercise of stock options granted pursuant to the Plan; and

     BE IT FURTHER RESOLVED, that the proper officers of the Corporation are hereby authorized and directed to do any and all such further acts and things as, in their judgment, are necessary or appropriate to carry out the purposes and intent of the foregoing resolution.

     The undersigned hereby execute this Written Consent, deemed effective as of June 26th, 2000.

Dated:  06/26/00                        Investment Management of America, Inc.
       -------------
                                        By
                                           ------------------------------------
                                        Gerald C. Parker, Chairman (____ shares)

                                        By
                                           ------------------------------------
                                        Andrew M. Badolato, President/CEO

Dated:  06/26/00
       -------------                    ------------------------------------
                                        John Thatch, Director and
                                        Shareholder (2.5m. shares)

                                 WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.

     The undersigned, being the Board of Directors of NEW MILLENNIUM MEDIA INTERNATIONAL, INC., a Colorado corporation (the "Corporation"), hereby adopt the following resolutions pursuant to the Colorado Business Corporation Act:

     WHEREAS, the Board of Directors of the Corporation deems it to be in the best interests of the Corporation to grant to those persons listed on the attached Exhibit "A", in the amounts and at an exercise price as listed next to each person's name, non-qualified stock options ("NSO") to purchase the Corporation's Common Stock, par value $.001.

     BE IT RESOLVED, that the Corporation is hereby authorized to grant the foregoing options; and

     BE IT RESOLVED, that the form of NSO Grant Form attached hereto as Exhibit "B" be and hereby is ratified, confirmed and approved; and

     BE IT FURTHER RESOLVED, that the proper officers of the Corporation are hereby authorized and directed to do any and all such further acts and things as, in their judgment, are necessary or appropriate to carry out the purposes and intent of the foregoing resolution.

     The undersigned hereby execute this Written Consent, deemed effective as of June 26th, 2000.

Dated:  6/26/00
       -------------                    ------------------------------------
                                        Gerald C. Parker, Director

Dated:  6/26/00
       -------------                    ------------------------------------
                                        John Thatch, Director

Dated:  6/26/00
       -------------                    ------------------------------------
                                        Andrew M. Badolato, Director

Dated:  6/26/00
       -------------                    ------------------------------------
                                        Tony Gomes, Director

Exhibit "B"                                                     [NSO GRANT FORM]

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                         Suite 300, 101 Philippe Parkway
                          Safety Harbor, Florida 34695

                                                           Date: _______________

Dear _____________:

     The Board of Directors of NEW MILLENNIUM MEDIA INTERNATIONAL, INC. (the "Corporation") is pleased to award you an Option pursuant to the provisions of the New Millennium Media International, Inc. 2000 Stock Option Plan (the "Plan"). This letter will describe the Option granted to you. Attached to this letter is a copy of the Plan. The terms of the Plan also set forth provisions governing the Option granted to you. Therefore, in addition to reading this letter you should also read the Plan. Your signature on this letter is an acknowledgment to us that you have read and understand the Plan and that you agree to abide by its terms. All terms not defined in this letter shall have the same meaning as in the Plan.

     1 Type of Option. You are granted an NSO. Please see in particular Sections 4, 5 and 11 of the Plan.

     2 Rights and Privileges. Subject to the conditions hereinafter set forth, we grant you the right to purchase ___________ shares of Common Stock ("Common Stock") at $________ per share, the current fair market value of a share of Common Stock. The right to purchase the shares of Common Stock accrues in _____________ installments over the time periods described below:

     The right to acquire _________shares accrues on ___________.

     The right to acquire _________shares accrues on ___________.

     3 Time of Exercise. The Option may be exercised at any time and from time to time beginning when the right to purchase the shares of Common Stock accrues and ending when they terminate as provided in Section 5 of this letter.

     4 Method of Exercise. The Options shall be exercised by written notice to the Chairman of the Board of Directors at the Corporation's principal place of business. The notice shall set forth the number of shares of Common Stock to be acquired and shall contain a check payable to the Corporation in full payment for the Common Stock or that number of already owned shares of Common Stock equal in value to the total Exercise Price of the Option. We shall make delivery of the shares of Common Stock subject to the conditions described in Section 13 of the Plan.

     5 Termination of Option. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

     (a) ________, 200__, being _________ years from the date of grant pursuant to the provisions of Section 2 of this Agreement; or

     (b) Except as otherwise provided for herein, upon the termination of your employment with the Corporation and any of its subsidiaries Plan for any reason.

     (c) The expiration of 12 months following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan, if such employment termination occurs by reason of your death, permanent disability (as defined herein) or retirement. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     6 Securities Laws. The Option and the shares of Common Stock underlying the Option have not been registered under the Securities Act of 1933, as amended (the "Act"). The Corporation has no obligations to ever register the Option or the shares of Common Stock underlying the Option. All shares of Common Stock acquired upon the exercise of the Option shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Act. The certificate representing the shares shall bear an appropriate legend restricting their transfer. Such shares cannot be sold, transferred, assigned or otherwise hypothecated without registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Corporation has been furnished with an opinion of counsel satisfactory in form and substance to the Corporation that such registration is not required.

     7 Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

     8 Date of Grant. The Option shall be treated as having been granted to you on the date of this letter even though you may sign it at a later date.

                                        Very truly yours,

                                        By: __________________________
                                            President
AGREED AND ACCEPTED:

______________________________          Date: ________________________

                                 WRITTEN CONSENT
                          OF THE BOARD OF DIRECTORS OF
                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.

     The undersigned, being the Board of Directors of NEW MILLENNIUM MEDIA INTERNATIONAL, INC., a Colorado corporation (the "Corporation"), hereby adopt the following resolutions pursuant to the Colorado Business Corporation Act:

     WHEREAS, the Board of Directors of the Corporation deems it to be in the best interests of the Corporation to grant to those persons listed on the attached Exhibit "A" in the amounts and at an exercise price as listed next to each person's name, incentive stock options ("ISO") to purchase the Corporation's Common Stock, par value $.001.

     BE IT RESOLVED, that the Corporation is hereby authorized to grant the foregoing options; and

     BE IT RESOLVED, that the form of ISO Grant Form attached hereto as Exhibit "B" be and hereby is ratified, confirmed and approved; and

     BE IT FURTHER RESOLVED, that the proper officers of the Corporation are hereby authorized and directed to do any and all such further acts and things as, in their judgment, are necessary or appropriate to carry out the purposes and intent of the foregoing resolution.

     The undersigned hereby execute this Written Consent, deemed effective as of June 26th, 2000.

Dated:  6/26/00
       -------------                    ------------------------------------
                                        Gerald C. Parker, Director

Dated:  6/26/00
       -------------                    ------------------------------------
                                        John Thatch, Director

Dated:  6/26/00
       -------------                    ------------------------------------
                                        Andrew M. Badolato, Director

Dated:  6/26/00
       -------------                    ------------------------------------
                                        Tony Gomes, Director

Exhibit "B"                                                     [ISO GRANT FORM]
                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                         Suite 300, 101 Philippe Parkway
                          Safety Harbor, Florida 34695

                                                           Date: _______________

Dear _____________:

     The Board of Directors of NEW MILLENNIUM MEDIA INTERNATIONAL, INC. (the "Corporation") is pleased to award you an Option pursuant to the provisions of the New Millennium Media International, Inc. 2000 Common Stock Option Plan (the "Plan"). This letter will describe the Option granted to you. Attached to this letter is a copy of the Plan. The terms of the Plan also set forth provisions governing the Option granted to you. Therefore, in addition to reading this letter you should also read the Plan. Your signature on this letter is an acknowledgment to us that you have read and understand the Plan and that you agree to abide by its terms. All terms not defined in this letter shall have the same meaning as in the Plan.

     1 Type of Option. You are granted an ISO. Please see in particular Section 11 of the Plan.

     2 Rights and Privileges. Subject to the conditions hereinafter set forth, we grant you the right to purchase _______ shares of Common Stock at $________ per share, the current fair market value of a share of Common Stock. The right to purchase the shares of Common Stock accrues in ________ installments over the time periods described below:

     The right to acquire ___________ shares accrues on ___________.

     The right to acquire ___________ shares accrues on ___________.

     The right to acquire ___________ shares accrues on ___________.

     3 Time of Exercise The Option may be exercised at any time and from time to time beginning when the right to purchase the shares of Common Stock accrues and ending when they terminate as provided in Section 5 of this letter.

     4 Method of Exercise. The Options shall be exercised by written notice to the Chairman of the Board of Directors at the Corporation's principal place of business. The notice shall set forth the number of shares of Common Stock to be acquired and shall contain a check payable to the Corporation in full payment for the Common Stock or that number of already owned shares of Common Stock equal in value to the total Exercise Price of the Option. We shall make delivery of the shares of Common Stock subject to the conditions described in Section 13 of the Plan.

     5 Termination of Option. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

     (a) ________, 200___, being _________ years from the date of grant pursuant to the provisions of Section 2 of this Agreement; or

     (b) The expiration of thirty (30) days following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan for any reason, other than by reason of death or permanent disability. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months; or

     (c) The expiration of 12 months following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan, if such employment termination occurs by reason of your death or by reason of your permanent disability (as defined above).

     6 Securities Laws. The Option and the shares of Common Stock underlying the Option have not been registered under the Securities Act of 1933, as amended (the "Act"). The Corporation has no obligations to ever register the Option or the shares of Common Stock underlying the Option. All shares of Common Stock acquired upon the exercise of the Option shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Act. The certificate representing the shares shall bear an appropriate legend restricting their transfer. Such shares cannot be sold, transferred, assigned or otherwise hypothecated without registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Corporation has been furnished with an opinion of counsel satisfactory in form and substance to the Corporation that such registration is not required.

     7 Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

     8 Date of Grant. The Option shall be treated as having been granted to you on the date of this letter even though you may sign it at a later date.

                                        Very truly yours,

                                        By: __________________________
                                            President
AGREED AND ACCEPTED:

______________________________          Date: ________________________

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                             2000 STOCK OPTION PLAN

     1 Grant of Options; Generally. In accordance with the provisions hereinafter set forth in this stock option plan, the name of which is the NEW MILLENNIUM MEDIA INTERNATIONAL, INC. 2000 STOCK OPTION PLAN (the "Plan") the Board of Directors (the "Board") or the Compensation Committee (the "Stock Option Committee") of NEW MILLENNIUM MEDIA INTERNATIONAL, INC., a Colorado corporation, (the "Corporation") is hereby authorized to issue from time to time on the Corporation's behalf to any one or more Eligible Persons, as hereinafter defined, options to acquire shares of the Corporation's Common Stock, $.001 par value (the "Stock").

     2 Type of Options. The Board or the Stock Option Committee is authorized to issue Incentive Stock Options ("ISOs") that meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which options are hereinafter referred to collectively as ISOs or singularly as an ISO. The Board or the Stock Option Committee is also, in its discretion, authorized to issue options that are not ISOs, which options are hereinafter referred to collectively as Non Statutory Options ("NSO's") or singularly as an NSO. The Board or the Stock Option Committee is also authorized to issue "Reload Options" in accordance with Paragraph 8 herein, which options are hereinafter referred to collectively as Reload Options, or singularly as a Reload Option. Except where the context indicates to the contrary, the term "Option" or "Options" means ISOs, NSOs and Reload Options.

     3 Amount of Stock. The aggregate number of shares of Stock that may be purchased pursuant to the exercise of Options shall be Three Million (3,000,000) shares. Of this amount, the Board or the Stock Option Committee shall have the power and authority to designate whether any Options so issued shall be ISOs or NSOs, subject to the restrictions on ISOs contained elsewhere herein. If an Option ceases to be exercisable, in whole or in part, the shares of Stock underlying such Option shall continue to be available under this Plan. Further, if shares of Stock are delivered to the Corporation as payment for shares of Stock purchased by the exercise of an Option granted under this Plan, such shares of Stock shall also be available under this Plan. If there is any change in the number of shares of Stock due to the declaration of stock dividends, recapitalization resulting in stock split-ups or combinations or exchanges of shares of Stock, or otherwise, the number of shares of Stock available for purchase upon the exercise of Options, the shares of Stock subject to any Option and the exercise price of any outstanding Option shall be appropriately adjusted by the Board or the Stock Option Committee. The Board or the Stock Option Committee shall give notice of any adjustments to each Eligible Person granted an Option under this Plan and such adjustments shall be effective and binding on all Eligible Persons. If because of one or more recapitalizations, reorganizations or other corporate events, the holders of outstanding Stock receive something other than shares of Stock then, upon exercise of an Option, the Eligible Person will receive what the holder would have owned if the holder had exercised the Option immediately before the first such corporate event and not disposed of anything the holder received as a result of the corporate event.

     4 Eligible Persons.

     (a) With respect to ISOs, an Eligible Person means any individual who has been employed by the Corporation or by any subsidiary of the Corporation for a continuous period of at least six months.

     (b) With respect to NSOs, an Eligible Person means: (i) any individual who has been employed by the Corporation or by any subsidiary of the Corporation for a continuous period of at least six months, (ii) any director of the Corporation or any subsidiary of the Corporation or (iii) any consultant of the Corporation or any subsidiary of the Corporation.

     5 Grant of Options. The Board or the Stock Option Committee has the right to issue the Options established by this Plan to Eligible Persons. The Board or the Stock Option Committee shall follow the procedures prescribed for it elsewhere in this Plan. A grant of Options shall be set forth in writing signed on behalf of the Corporation or by a majority of the members of the Stock Option Committee. The writing shall identify whether the Option being granted is an ISO or an NSO and shall set forth the terms that govern the Option. The terms shall be determined by the Board or the Stock Option Committee and may include, among other terms, the number of shares of Stock that may be acquired pursuant to the exercise of the Options, when the Options may be exercised, the period for which the Option is granted and including the expiration date, the effect on the Options if the Eligible Person terminates employment and whether the Eligible Person may deliver shares of Stock or exchange the Option for a cashless exercise to pay for the shares of Stock to be purchased by the exercise of the Option. However, no term shall be set forth in the writing which is inconsistent with any of the terms of this Plan. The terms of an Option granted to an Eligible Person may differ from the terms of an Option granted to another Eligible Person and may differ from the terms of an earlier Option granted to the same Eligible Person.

     6 Option Price. The option price per share shall be determined by the Board or the Stock Option Committee at the time any Option is granted and shall be not less than: (i) in the case of an ISO, the fair market value, (ii) in the case of an ISO granted to a ten percent or greater stockholder, 110 percent of the fair market value or (iii) in the case of an NSO, not less than the fair market value (but in no event less than the par value) of one share of Stock on the date the Option is granted, as determined by the Board or the Stock Option Committee. Fair market value as used herein shall be:

     (a) If shares of Stock shall be traded on an exchange or over-the-counter market, the mean between the high and low sales prices of Stock on such exchange or over-the-counter market on which such shares shall be traded on that date, or if such exchange or over-the-counter market is closed or if no shares shall have traded on such date, on the last preceding date on which such shares shall have traded.

     (b) If shares of Stock shall not be traded on an exchange or over-the-counter market, the value as determined by a recognized appraiser as selected by the Board or the Stock Option Committee or pursuant to Section 12 herein.

     7 Purchase of Shares. An Option shall be exercised by the tender to the Corporation of the full purchase price of the Stock with respect to which the Option is exercised and written notice of the exercise. The purchase price of the Stock shall be in United States dollars, payable in cash, check, Promissory Note secured by the Shares issued through exercise of the related Options, or in property, or Corporation stock or by Option exchange for a cashless exercise, if so permitted by the Board or the Stock Option Committee in accordance with the discretion granted in Paragraph 5 hereof, having a value equal to such purchase price. The Corporation shall not be required to issue or deliver any certificates for shares of Stock purchased upon the exercise of an Option prior to: (i) if requested by the Corporation, the filing with the Corporation by the Eligible Person of a representation in writing that it is the Eligible Person's then present intention to acquire the Stock being purchased for investment and not for resale and/or (ii) the completion of any registration or other qualification of such shares under any government regulatory body, which the Corporation shall determine to be necessary or advisable.

     8 Grant of Reload Options. In granting an Option under this Plan, the Board or the Stock Option Committee may include a Reload Option provision therein, subject to the provisions set forth in Paragraph 20 herein. A Reload Option provision provides that if the Eligible Person pays the exercise price of shares of Stock to be purchased by the exercise of an ISO, NSO or another Reload Option (the "Original Option") by delivering to the Corporation shares of Stock already owned by the Eligible Person (the "Tendered Shares"), the Eligible Person shall receive a Reload Option which shall be a new Option to purchase shares of Stock equal in number to the tendered shares. The terms of any Reload Option shall be determined by the Board or the Stock Option Committee consistent with the provisions of this Plan.

     9 Stock Option Committee. The Stock Option Committee may be appointed from time to time by the Corporation's Board of Directors. The Board may from time to time remove members from or add members to the Stock Option Committee. The Stock Option Committee shall be constituted so as to permit the Plan to comply in all respects with the provisions set forth in Paragraph 20 herein. The members of the Stock Option Committee may elect one of its members as its chairman. The Stock Option Committee shall hold its meetings at such times and places as its chairman shall determine. A majority of the Stock Option Committee's members present in person shall constitute a quorum for the transaction of business. All determinations of the Stock Option Committee will be made by the majority vote of the members constituting the quorum. The members may participate in a meeting of the Stock Option Committee by conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other. Participation in a meeting in that manner will constitute presence in person at the meeting. Any decision or determination reduced to writing and signed by all members of the Stock Option Committee will be effective as if it had been made by a majority vote of all members of the Stock Option Committee at a meeting that is duly called and held.

     10 Administration of Plan. In addition to granting Options and to exercising the authority granted to it elsewhere in this Plan, the Board or the Stock Option Committee is granted the full right and authority to interpret and construe the provisions of this Plan, promulgate, amend and rescind rules and procedures relating to the implementation of the Plan and to make all other determinations necessary or advisable for the administration of the Plan, consistent, however, with the intent of the Corporation that Options granted or awarded pursuant to the Plan comply with the provisions of Paragraphs 20 and 21 herein. All determinations made by the Board or the Stock Option Committee shall be final, binding and conclusive on all persons including the Eligible Person, the Corporation and its stockholders, employees, officers and directors and consultants. No member of the Board or the Stock Option Committee will be liable for any act or omission in connection with the administration of this Plan unless it is attributable to that member's willful misconduct.

     11 Provisions Applicable to ISOs. The following provisions shall apply to all ISOs granted by the Board or the Stock Option Committee and are incorporated by reference into any writing granting an ISO:

     (a) An ISO may only be granted within ten (10) years from the date of this Plan, which is the date that this Plan was originally adopted by the Corporation's Board of Directors.

     (b) An ISO may not be exercised after the expiration of ten (10) years from the date the ISO is granted.

     (c) The option price may not be less than the fair market value of the Stock at the time the ISO is granted.

     (d) An ISO is not transferable by the Eligible Person to whom it is granted and is exercisable during his or her lifetime only by the Eligible Person.

     (e) If the Eligible Person receiving the ISO owns at the time of the grant stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation (as those terms are defined in the Code), then the option price shall be at least 110% of the fair market value of the Stock and the ISO shall not be exercisable after the expiration of five (5) years from the date the ISO is granted.

     (f) The aggregate fair market value (determined at the time the ISO is granted) of the Stock with respect to which the ISO is first exercisable by the Eligible Person during any calendar year (under this Plan and any other incentive stock option plan of the Corporation) shall not exceed $100,000.

     (g) Even if the shares of Stock that are issued upon exercise of an ISO are sold within one year following the exercise of such ISO so that the sale constitutes a disqualifying disposition for ISO treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

     (h) This Plan was adopted by the Corporation on the 26th day of June 2000 by virtue of its approval by the Corporation's Board of Directors and the majority shareholders of the Corporation.

     12 Determination of Fair Market Value. In granting ISOs under this Plan, the Board or the Stock Option Committee shall make a good faith determination as to the fair market value of the Stock at the time of granting the ISO.

     13 Restrictions on Issuance of Stock. The Corporation shall not be obligated to sell or issue any shares of Stock pursuant to the exercise of an Option unless the Stock with respect to which the Option is being exercised is at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and any other applicable laws, rules and regulations. The Corporation may condition the exercise of an Option granted in accordance herewith upon receipt from the Eligible Person, or any other purchaser thereof, of a written representation that at the time of such exercise it is his or her then present intention to acquire the shares of Stock for investment and not with a view to, or for sale in connection with, any distribution thereof; except that, in the case of a legal representative of an Eligible Person, "distribution" shall be defined to exclude distribution by will or under the laws of descent and distribution. Prior to issuing any shares of Stock pursuant to the exercise of an Option, the Corporation shall take such steps as it deems necessary to satisfy any withholding tax obligations imposed upon it by any level of government.

     14 Exercise in the Event of Death or Termination of Employment.

     (a) If an optionee shall die: (i) while an employee of the Corporation or a Subsidiary or (ii) within three months after termination of his employment with the Corporation or a Subsidiary because of his disability or retirement, his Options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of his death, by the person or persons to whom the optionee's right under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time. In the event of termination of employment because of his death while an employee or because of disability or retirement, his Options may be exercised not later than the expiration date specified in Paragraph 5 or one year after the optionee's death, whichever date is earlier.

     (b) If an optionee's employment by the Corporation or a Subsidiary shall terminate because of his disability and such optionee has not died within the following three months, he may exercise his Options, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time, or from time to time, but not later than the expiration date specified in Paragraph 5 hereof or one year after termination of employment, whichever date is earlier.

     (c) If an optionee's employment shall terminate by reason of his retirement in accordance with the terms of the Corporation's tax-qualified retirement plans if any or with the consent of the Board or the Stock Option Committee or involuntarily other than by termination for cause and such optionee has not died within the following three months he may exercise his Option to the extent he shall have been entitled to do so at the date of the termination of his employment at any time and from to time, but not later than the expiration date specified in Paragraph 5 hereof or thirty (30) days after termination of employment, whichever date is earlier. For purposes of this Paragraph 14, termination for cause shall mean: (i) termination of employment for cause as defined in the optionee's Employment Agreement or (ii) in the absence of an Employment Agreement for the optionee, termination of employment by reason of the optionee's commission of a felony, fraud or willful misconduct which has resulted, or is likely to result, in substantial and material damage to the Corporation or a Subsidiary as the Board or the Stock Option Committee, in its sole discretion, may determine.

     (d) If an optionee's employment shall terminate for any reason, voluntarily or otherwise, other than by death, disability or retirement, all right to exercise his Option shall terminate at the date of such termination of employment absent specific provisions in the optionee's Option Agreement.

     15 Corporate Events. In the event of the proposed dissolution or liquidation of the Corporation, a proposed sale of all or substantially all of the assets of the Corporation, a merger or tender for the Corporation's shares of Common Stock, the Board of Directors may declare that each Option granted under this Plan shall terminate as of a date to be fixed by the Board of Directors; provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Eligible Person holding an Option, and each such Eligible Person shall have the right, during the period of thirty (30) days preceding such termination, to exercise his Option as to all or any part of the shares of Stock covered thereby, including shares of Stock as to which such Option would not otherwise be exercisable. Nothing set forth herein shall extend the term set for purchasing the shares of Stock set forth in the Option.

     16 No Guarantee of Employment. Nothing in this Plan or in any writing granting an Option will confer upon any Eligible Person the right to continue in the employ of the Eligible Person's employer or will interfere with or restrict in any way the right of the Eligible

Person's employer to discharge such Eligible Person at any time for any reason whatsoever, with or without cause.

     17  Non-transferability.   No  Option  granted  under  the  Plan  shall  be
transferable. During the lifetime of the optionee an Option shall be exercisable only by him.

     18 No Rights as Stockholder. No optionee shall have any rights as a stockholder with respect to any shares subject to his Option prior to the date of issuance to him of a certificate or certificates for such shares.

     19 Amendment and Discontinuance of Plan. The Corporation's Board of Directors may amend, suspend or discontinue this Plan at any time. However, no such action may prejudice the rights of any Eligible Person who has prior thereto been granted Options under this Plan. Further, no amendment to this Plan which has the effect of: (a) increasing the aggregate number of shares of Stock subject to this Plan (except for adjustments pursuant to Paragraph 3 herein) or
(b) changing the definition of Eligible Person under this Plan may be effective unless and until approval of the stockholders of the Corporation is obtained in the same manner as approval of this Plan is required. The Corporation's Board of Directors is authorized to seek the approval of the Corporation's stockholders for any other changes it proposes to make to this Plan which require such approval; however, the Board of Directors may modify the Plan, as necessary, to effectuate the intent of the Plan as a result of any changes in the tax, accounting or securities laws treatment of Eligible Persons and the Plan, subject to the provisions set forth in this Paragraph 19, and Paragraph 20.

     20 Compliance with Code. The aspects of this Plan on ISOs is intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder. In the event any future statute or regulation shall modify the existing statute, the aspects of this Plan on ISOs shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any Option granted pursuant to this Plan outstanding and unexercised at the time any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification and no notice of such modification need be given to optionee.

     If any provision of the aspects of this Plan on ISOs is determined to disqualify the shares purchasable pursuant to the Options granted under this Plan from the special tax treatment provided by Code Section 422, such provision shall be deemed null and void and to incorporate by reference the modification required qualifying the shares for said tax treatment.

     21 Compliance With Other Laws and Regulations. The Plan, the grant and exercise of Options thereunder, and the obligation of the Corporation to sell and deliver Stock under such Options, shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Stock prior to: (a) the listing of such shares on any stock exchange or over-the-counter market on which the Stock may then be listed, if applicable, and (b) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if its exercise or the receipt of Stock pursuant thereto would be contrary to applicable laws.

     22 Disposition of Shares. In the event any share of Stock acquired by an exercise of an Option granted under the Plan shall be transferable within two years of the date such Option was granted or within one year after the transfer of such Stock pursuant to such exercise, the optionee shall give prompt written notice thereof to the Corporation or the Stock Option Committee.

     23  Name.   The  Plan  shall  be  known  as  the  "NEW   MILLENNIUM   MEDIA
INTERNATIONAL, INC. 2000 Stock Option Plan".

     24 Notices. Any notice hereunder shall be in writing and sent by certified mail, return receipt requested or by facsimile transmission (with electronic or written confirmation of receipt) and when addressed to the Corporation or the Committee shall be sent to New Millennium Media International, Inc., Attention:
John Thatch, Suite 300, 101 Philippe Parkway, Safety Harbor, Florida 34695, subject to the right of either party to designate at any time hereafter in writing some other address, facsimile number or person to whose attention such notice shall be sent.

     25 Headings. The headings preceding the text of Sections and subparagraphs hereof are inserted solely for convenience of reference, and shall not constitute a part of this Plan nor shall they affect its meaning, construction or effect.

     26 Effective Date. This Plan, the New Millennium Media International, Inc. 2000 Stock Option Plan was adopted by the Board of Directors and majority shareholders of the Corporation on June 26th, 2000 The effective date of the Plan shall be the same date.

     Dated as of June 26th, 2000

                                        NEW MILLENNIUM MEDIA INTERNATIONAL, INC.

                                        By:
                                            ------------------------------------
                                            John Thatch, President

                                                                [NSO GRANT FORM]

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                         Suite 300, 101 Philippe Parkway
                          Safety Harbor, Florida 34695

                                                           Date: _______________

Dear _____________:

     The Board of Directors of NEW MILLENNIUM MEDIA INTERNATIONAL, INC. (the "Corporation") is pleased to award you an Option pursuant to the provisions of the New Millennium Media International, Inc. 2000 Stock Option Plan (the "Plan"). This letter will describe the Option granted to you. Attached to this letter is a copy of the Plan. The terms of the Plan also set forth provisions governing the Option granted to you. Therefore, in addition to reading this letter you should also read the Plan. Your signature on this letter is an acknowledgment to us that you have read and understand the Plan and that you agree to abide by its terms. All terms not defined in this letter shall have the same meaning as in the Plan.

     1 Type of Option. You are granted an NSO. Please see in particular Sections 4, 5 and 11 of the Plan.

     2 Rights and Privileges. Subject to the conditions hereinafter set forth, we grant you the right to purchase _______ shares of Common Stock ("Common Stock") at $_________ per share, the current fair market value of a share of Common Stock. The right to purchase the shares of Common Stock accrues in _____________ installments over the time periods described below:

     The right to acquire __________ shares accrues on __________.

     The right to acquire __________ shares accrues on __________.

     3 Time of Exercise. The Option may be exercised at any time and from time to time beginning when the right to purchase the shares of Common Stock accrues and ending when they terminate as provided in Section 5 of this letter.

     4 Method of Exercise. The Options shall be exercised by written notice to the Chairman of the Board of Directors at the Corporation's principal place of business. The notice shall set forth the number of shares of Common Stock to be acquired and shall contain a check payable to the Corporation in full payment for the Common Stock or that number of already owned shares of Common Stock equal in value to the total Exercise Price of the Option. We shall make delivery of the shares of Common Stock subject to the conditions described in Section 13 of the Plan.

     5 Termination of Option. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

     (a)  ___________,  200___,  being  __________  years from the date of grant pursuant to the provisions of Section 2 of this Agreement; or

     (b) Except as otherwise provided for herein, upon the termination of your employment with the Corporation and any of its subsidiaries Plan for any reason.

     (c) The expiration of 12 months following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan, if such employment termination occurs by reason of your death, permanent disability (as defined herein) or retirement. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     6 Securities Laws. The Option and the shares of Common Stock underlying the Option have not been registered under the Securities Act of 1933, as amended (the "Act"). The Corporation has no obligations to ever register the Option or the shares of Common Stock underlying the Option. All shares of Common Stock acquired upon the exercise of the Option shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Act. The certificate representing the shares shall bear an appropriate legend restricting their transfer. Such shares cannot be sold, transferred, assigned or otherwise hypothecated without registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Corporation has been furnished with an opinion of counsel satisfactory in form and substance to the Corporation that such registration is not required.

     7 Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

     8 Date of Grant. The Option shall be treated as having been granted to you on the date of this letter even though you may sign it at a later date.

                                        Very truly yours,

                                        By: __________________________
                                            President
AGREED AND ACCEPTED:

______________________________          Date: ________________________

                                                                [ISO GRANT FORM]

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                         Suite 300, 101 Philippe Parkway
                          Safety Harbor, Florida 34695

                                                           Date: _______________

Dear _____________:

     The Board of Directors of NEW MILLENNIUM MEDIA INTERNATIONAL, INC. (the "Corporation") is pleased to award you an Option pursuant to the provisions of the New Millennium Media International, Inc. 2000 Common Stock Option Plan (the "Plan"). This letter will describe the Option granted to you. Attached to this letter is a copy of the Plan. The terms of the Plan also set forth provisions governing the Option granted to you. Therefore, in addition to reading this letter you should also read the Plan. Your signature on this letter is an acknowledgment to us that you have read and understand the Plan and that you agree to abide by its terms. All terms not defined in this letter shall have the same meaning as in the Plan.

     1 Type of Option. You are granted an ISO. Please see in particular Section 11 of the Plan.

     2 Rights and Privileges. Subject to the conditions hereinafter set forth, we grant you the right to purchase ________ shares of Common Stock at $_______ per share, the current fair market value of a share of Common Stock. The right to purchase the shares of Common Stock accrues in ___________ installments over the time periods described below:

     The right to acquire __________ shares accrues on __________.

     The right to acquire __________ shares accrues on __________.

     The right to acquire __________ shares accrues on __________.

     3 Time of Exercise. The Option may be exercised at any time and from time to time beginning when the right to purchase the shares of Common Stock accrues and ending when they terminate as provided in Section 5 of this letter.

     4 Method of Exercise. The Options shall be exercised by written notice to the Chairman of the Board of Directors at the Corporation's principal place of business. The notice shall set forth the number of shares of Common Stock to be acquired and shall contain a check payable to the Corporation in full payment for the Common Stock or that number of already owned shares of Common Stock equal in value to the total Exercise Price of the Option. We shall make delivery of the shares of Common Stock subject to the conditions described in Section 13 of the Plan.

     5 Termination of Option. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

     (a)  _________,  200___,  being  ____________  years from the date of grant pursuant to the provisions of Section 2 of this Agreement; or

     (b) The expiration of thirty (30) days following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan for any reason, other than by reason of death or permanent disability. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months; or

     (c) The expiration of 12 months following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan, if such employment termination occurs by reason of your death or by reason of your permanent disability (as defined above).

     6 Securities Laws. The Option and the shares of Common Stock underlying the Option have not been registered under the Securities Act of 1933, as amended (the "Act"). The Corporation has no obligations to ever register the Option or the shares of Common Stock underlying the Option. All shares of Common Stock acquired upon the exercise of the Option shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Act. The certificate representing the shares shall bear an appropriate legend restricting their transfer. Such shares cannot be sold, transferred, assigned or otherwise hypothecated without registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Corporation has been furnished with an opinion of counsel satisfactory in form and substance to the Corporation that such registration is not required.

     7 Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

     8 Date of Grant. The Option shall be treated as having been granted to you on the date of this letter even though you may sign it at a later date.

                                        Very truly yours,

                                        By: __________________________
                                            President
AGREED AND ACCEPTED:

______________________________          Date: ________________________

                                                            [NSO GRANT FORM
                                                            WITH RELOAD OPTIONS]

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                         Suite 300, 101 Philippe Parkway
                          Safety Harbor, Florida 34695

                                                           Date: _______________

Dear _____________:

     The Board of Directors of NEW MILLENNIUM MEDIA INTERNATIONAL, INC. (the "Corporation") is pleased to award you an Option pursuant to the provisions of the New Millennium Media International, Inc. 2000 Common Stock Option Plan (the "Plan"). This letter will describe the Option granted to you. Attached to this letter is a copy of the Plan. The terms of the Plan also set forth provisions governing the Option granted to you. Therefore, in addition to reading this letter you should also read the Plan. Your signature on this letter is an acknowledgment to us that you have read and understand the Plan and that you agree to abide by its terms. All terms not defined in this letter shall have the same meaning as in the Plan.

     1 Type of Option. You are granted an NSO with Reload Options. Please see in particular Sections 8 and 11 of the Plan.

     2 Rights and Privileges.

     (a) Subject to the conditions hereinafter set forth, we grant you the right to purchase _________ shares of Common Stock at $_________ per share, the current fair market value of a share of Common Stock. The right to purchase the shares of Common Stock accrues in ___________ installments over the time periods described below:

     The right to acquire __________ shares accrues on __________.

     The right to acquire __________ shares accrues on __________.

     (b) In addition to the Option granted hereby (the "Underlying Option"), the Corporation will grant you a reload option (the "Reload Option") as hereinafter provided. A Reload Option is hereby granted to you if you acquire shares of Common Stock pursuant to the exercise of the Underlying Option and pay for such shares of Common Stock with shares of Common Stock already owned by you (the "Tendered Shares"). The Reload Option grants you the right to purchase shares of Common Stock equal in number to the number of Tendered Shares. The date on which the Tendered Shares are tendered to the Corporation in full or partial payment of the purchase price for the shares of Common Stock acquired pursuant to the exercise of the Underlying Option is the Reload Grant Date. The exercise price of the Reload Option is the fair market value of the Tendered Shares on the

Reload Grant Date. The fair market value of the Tendered Shares shall be the low bid price per share of the Corporation's Common Stock on the Reload Grant Date. The Reload Option shall vest equally over a period of ____________ (____) years, commencing on the first anniversary of the Reload Grant Date, and on each anniversary of the Reload Grant Date thereafter; however, no Reload Option shall vest in any calendar year if it would allow you to purchase for the first time in that calendar year shares of Common Stock with a fair market value in excess of $100,000, taking into account ISOs previously granted to you. The Reload Option shall expire on the earlier of: (i) _____________________ (_____)years from the Reload Grant Date, (ii) in accordance with Paragraph 5(b) or (iii) in accordance with Paragraph 5(c) as set forth herein. If vesting of the Reload Option is deferred then the Reload Option shall vest in the next calendar year subject, however, to the deferral of vesting previously provided. Except as provided herein the Reload Option is subject to all of the other terms and provisions of this Agreement governing Options.

     3 Time of Exercise. The Option may be exercised at any time and from time to time beginning when the right to purchase the shares of Common Stock accrues and ending when they terminate as provided in Section 5 of this letter.

     4 Method of Exercise. The Options shall be exercised by written notice to the Chairman of the Board of Directors at the Corporation's principal place of business. The notice shall set forth the number of shares of Common Stock to be acquired and shall contain a check payable to the Corporation in full payment for the Common Stock or that number of already owned shares of Common Stock equal in value to the total Exercise Price of the Option. We shall make delivery of the shares of Common Stock subject to the conditions described in Section 13 of the Plan.

     5 Termination of Option. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

     (a) ______________,  200____, being __________ years from the date of grant pursuant to the provisions of Section 2 of this Agreement; or

     (b) The expiration of three months following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan for any reason; other than by reason of death or permanent disability. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months; or

     (c) The expiration of 12 months following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan, if such employment termination occurs by reason of your death or by reason of your permanent disability (as defined above).

     6. Securities Laws. The Option and the shares of Common Stock underlying the Option have not been registered under the Securities Act of 1933, as amended (the "Act"). The Corporation has no obligations to ever register the Option or the shares of Common Stock underlying the Option. All shares of Common Stock acquired upon the exercise of the Option shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Act. The certificate representing the shares shall bear an appropriate legend restricting their transfer. Such shares cannot be sold, transferred, assigned or otherwise hypothecated without registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Corporation has been furnished with an opinion of counsel satisfactory in form and substance to the Corporation that such registration is not required.

     7. Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

     8. Date of Grant. The Option shall be treated as having been granted to you on the date of this letter even though you may sign it at a later date.

                                        Very truly yours,

                                        By: __________________________
                                            President
AGREED AND ACCEPTED:

______________________________          Date: ________________________

                                                            [ISO GRANT FORM
                                                            WITH RELOAD OPTIONS]

                    NEW MILLENNIUM MEDIA INTERNATIONAL, INC.
                         Suite 300, 101 Philippe Parkway
                          Safety Harbor, Florida 34695

                                                           Date: _______________

Dear _____________:

     The Board of Directors of NEW MILLENNIUM MEDIA INTERNATIONAL, INC. (the "Corporation") is pleased to award you an Option pursuant to the provisions of the New Millennium Media International, Inc. 2000 Common Stock Option Plan (the "Plan"). This letter will describe the Option granted to you. Attached to this letter is a copy of the Plan. The terms of the Plan also set forth provisions governing the Option granted to you. Therefore, in addition to reading this letter you should also read the Plan. Your signature on this letter is an acknowledgment to us that you have read and understand the Plan and that you agree to abide by its terms. All terms not defined in this letter shall have the same meaning as in the Plan.

     1. Type of Option. You are granted an ISO with Reload Options. Please see in particular Sections 8 and 11 of the Plan.

     2. Rights and Privileges.

     (a) Subject to the conditions hereinafter set forth, we grant you the right to purchase _________ shares of Common Stock at $____________ per share, the current fair market value of a share of Common Stock. The right to purchase the shares of Common Stock accrues in ______________ installments over the time periods described below:

     The right to acquire __________ shares accrues on __________.

     The right to acquire __________ shares accrues on __________.

     (b) In addition to the Option granted hereby (the "Underlying Option"), the Corporation will grant you a reload option (the "Reload Option") as hereinafter provided. A Reload Option is hereby granted to you if you acquire shares of Common Stock pursuant to the exercise of the Underlying Option and pay for such shares of Common Stock with shares of Common Stock already owned by you (the "Tendered Shares"). The Reload Option grants you the right to purchase shares of Common Stock equal in number to the number of Tendered Shares. The date on which the Tendered Shares are tendered to the Corporation in full or partial payment of the purchase price for the shares of Common Stock acquired pursuant to the exercise of the Underlying Option is the Reload Grant Date. The

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exercise  price of the Reload  Option is the fair market  value of the  Tendered
Shares on the Reload Grant Date. The fair market value of the Tendered Shares shall be the low bid price per share of the Corporation's Common Stock on the Reload Grant Date. The Reload Option shall vest equally over a period of ___________ (____)years, commencing on the first anniversary of the Reload Grant Date, and on each anniversary of the Reload Grant Date thereafter; however, no Reload Option shall vest in any calendar year if it would allow you to purchase for the first time in that calendar year shares of Common Stock with a fair market value in excess of $100,000, taking into account ISOs previously granted to you. The Reload Option shall expire on the earlier of (i) __________________ (________) years from the Reload Grant Date, or (ii) in accordance with Paragraph 5(b), or (iii) in accordance with Paragraph 5(c) as set forth herein. If vesting of the Reload Option is deferred, then the Reload Option shall vest in the next calendar year, subject, however, to the deferral of vesting previously provided. Except as provided herein the Reload Option is subject to all of the other terms and provisions of this Agreement governing Options.

     3. Time of Exercise. The Option may be exercised at any time and from time to time beginning when the right to purchase the shares of Common Stock accrues and ending when they terminate as provided in Section 5 of this letter.

     4. Method of Exercise. The Options shall be exercised by written notice to the Chairman of the Board of Directors at the Corporation's principal place of business. The notice shall set forth the number of shares of Common Stock to be acquired and shall contain a check payable to the Corporation in full payment for the Common Stock or that number of already owned shares of Common Stock equal in value to the total Exercise Price of the Option. We shall make delivery of the shares of Common Stock subject to the conditions described in Section 13 of the Plan.

     5. Termination of Option. To the extent not exercised, the Option shall terminate upon the first to occur of the following dates:

     (a) ___________,  200____, being  _________________  years from the date of grant pursuant to the provisions of Section 2 of this Agreement; or

     (b) The expiration of three months following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan for any reason, other than by reason of death or permanent disability. As used herein, "permanent disability" means your inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months; or

     (c) The expiration of 12 months following the date your employment terminates with the Corporation and any of its subsidiaries included in the Plan, if such employment termination occurs by reason of your death or by reason of your permanent disability (as defined above).

     6. Securities Laws. The Option and the shares of Common Stock underlying the Option have not been registered under the Securities Act of 1933, as amended (the "Act"). The Corporation has no obligations to ever register the Option or the shares of Common Stock underlying the Option. All shares of Common Stock acquired upon the exercise of the Option shall be "restricted securities" as that term is defined in Rule 144 promulgated under the Act. The certificate representing the shares shall bear an appropriate legend restricting their transfer. Such shares cannot be sold, transferred, assigned or otherwise hypothecated without registration under the Act or unless a valid exemption from registration is then available under applicable federal and state securities laws and the Corporation has been furnished with an opinion of counsel satisfactory in form and substance to the Corporation that such registration is not required.

     7. Binding Effect. The rights and obligations described in this letter shall inure to the benefit of and be binding upon both of us, and our respective heirs, personal representatives, successors and assigns.

     8. Date of Grant. The Option shall be treated as having been granted to you on the date of this letter even though you may sign it at a later date.

                                        Very truly yours,

                                        By: __________________________
                                            President
AGREED AND ACCEPTED:

______________________________          Date: ________________________